Exhibit F

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to: (a) the joint filing on behalf of each of them of a Statement on Schedule 13D and all amendments thereto with respect to the units representing limited partner interests in Regency Energy Partners, L.P. beneficially owned by each of them, as applicable, (b) the appointment of Sonia Aube and William J. Healy and each of them as Attorney-in-Fact to execute such Statement and any amendment thereto in the name and on behalf of the undersigned, and (c) the inclusion of this Joint Filing Agreement and Power of Attorney as an exhibit thereto.

Date: June 11, 2014

/s/ Kelcy L. Warren
Kelcy L. Warren

ENERGY TRANSFER EQUITY, L.P.

By:	LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
John W. McReynolds, President

LE GP, LLC

By:	/s/ John W. McReynolds
John W. McReynolds, President

ETE COMMON HOLDINGS, LLC

By:	/s/ John W. McReynolds
John W. McReynolds, President and Chief Financial Officer

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P., its general partner

By:	Energy Transfer Partners, L.L.C., its general partner

By:	/s/ Thomas P. Mason
Thomas P. Mason, Senior VP, General Counsel and Secretary

ENERGY TRANSFER PARTNERS GP, L.P.

By:	Energy Transfer Partners, L.L.C., its general partner

By:	/s/ Thomas P. Mason
Thomas P. Mason, Senior VP, General Counsel and Secretary

ENERGY TRANSFER PARTNERS, L.L.C.

By:	/s/ Thomas P. Mason
Thomas P. Mason, Senior VP, General Counsel and Secretary

PANHANDLE EASTERN PIPE LINE COMPANY, LP

By:	Southern Union Panhandle, LLC

By:	/s/ Thomas P. Mason
Thomas P. Mason, Senior VP, General Counsel and Secretary

HERITAGE ETC, L.P.

By:	Heritage ETC GP, L.L.C., its general partner

By:	/s/ Thomas P. Mason
Thomas P. Mason, Senior VP, General Counsel and Secretary

HERITAGE ETC GP, L.L.C.

By:	/s/ Thomas P. Mason
Thomas P. Mason, Senior VP, General Counsel and Secretary